Exhibit 99.2

[EXECUTION COPY]

AMENDMENT AND FORBEARANCE AGREEMENT

AMENDMENT AND FORBEARANCE AGREEMENT, dated as of March 29, 2007 (“this Agreement”), under the Credit Agreement, dated as of March 9, 2006 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), by and among: (a) WOODRIDGE LABS, INC. (formerly known as “W Lab Acquisition Corp.”), a Delaware corporation (hereinafter, together with its successors in title and assigns, called the “Borrower”); (b) NEXTERA ENTERPRISES, INC., a Delaware corporation (hereinafter, together with its successors in title and assigns, called the “Parent Company” and, together with the Borrower, called, collectively, the “Principal Companies” and, singly, a “Principal Company”); (c) the several financial institutions from time to time party to the Credit Agreement as lenders thereunder (collectively, “Lenders” and, individually, a “Lender”); and (d) NEWSTAR FINANCIAL, INC., as the administrative agent for the Lenders (hereinafter, together with its successors as the administrative agent for the Lenders, called the “Administrative Agent”).  Capitalized terms used in this Agreement and not otherwise defined herein have the meanings assigned to such terms in or by reference in the Credit Agreement.

SECTION 1.         Background.  The Borrower and the Parent Company have requested that the Lenders agree to amend certain provisions of the Credit Agreement.  The Administrative Agent has determined that, as of the date hereof, certain Events of Default have occurred under the Credit Agreement.  The Borrower and the Parent Company have requested that the Lenders agree to forbear the exercise of rights and remedies to which the Lenders would otherwise be entitled as a result of such Events of Default.  The Lenders have agreed to amend the Credit Agreement and to forbear the exercise of such rights and remedies, all on the terms and subject to the conditions set forth in this Agreement.

SECTION 2.         Amendment of Credit Agreement.  Effective on and as of March 29, 2007 (“Effective Date”), but, subject, always, to the execution and delivery of this Agreement by the Principal Companies and the Lenders and to the satisfaction of the other conditions precedent set forth in Section 5, the Lenders hereby agree with the Principal Companies to amend the Credit Agreement as follows:

(a)             Term Loan Installment Payment.  Paragraph (b) of Section 2.7 of the Credit Agreement is hereby amended by deleting the date “03/31/07” appearing in the table set forth in paragraph (b) of Section 2.7, and by inserting in place thereof the date “04/30/07”.  The scheduled principal payment date for the $250,000 scheduled principal installment of the Term Loans due on March 31, 2007 is accordingly changed from March 31, 2007 to April 30, 2007.  Except as otherwise provided by the foregoing sentences of this paragraph (a), Section 2.7 of the Credit Agreement remains unchanged.

(b)             Certain Financial Information.  Paragraph (a) of Section 6.1 and paragraph (a) of Section 6.2 of the Credit Agreement are hereby amended by postponing to April 30, 2007 the date by which the Principal Companies are required to deliver to the Administrative Agent copies, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders, of: (i) the financial statements required by paragraph (a) of Section 6.1 for the Fiscal Year ended December 31, 2006; (ii) the related reports and opinions of an independent certified public accounting firm complying with the provisions of such paragraph (a); (iii) the related certificates of Responsible Officers of the Principal Companies complying with the provisions of such paragraph (a); (iv) the Compliance Certificate for the Fiscal Year ended December 31, 2006 complying with the provisions of paragraph (a) of Section 6.2 of the Credit Agreement; and (v) the related written reports of Responsible Officers of the Principal Companies complying with the provisions of clause (ii) of paragraph (a) of Section 6.2 of the Credit Agreement.  Except as otherwise expressly provided by the foregoing sentence of this paragraph (b) with respect to the delivery of financial information, reports and opinions for the Fiscal Year ended December 31, 2006, Section 6.1 and Section 6.2 of the Credit Agreement remain unchanged.

SECTION 3.         Forbearance.

(a)             Certain Definitions.  As used in this Agreement, the following terms shall have the respective meanings set forth below in this paragraph (a):

“Forbearance” means forbearance granted to the Principal Companies by the Lenders during the Forbearance Period upon the terms and subject to the conditions contained in this Agreement.

“Forbearance Period” means the forbearance period under this Agreement which shall: (a) begin on the Effective Date; and (b) end upon the earliest to occur of: (i) the Scheduled Forbearance Termination Date; (ii) the giving of a Termination Notice by the Administrative Agent to the Borrower in compliance with Section 4(c); or (iii) termination of Forbearance hereunder pursuant to Section 4(b).

“Scheduled Forbearance Termination Date” means April 30, 2007.

“Specified Events of Default” means, collectively, the Events of Default under Section 8.1(b) of the Credit Agreement that have occurred as a consequence of the breach by the Principal Companies of the financial covenants of the Principal Companies set forth in Section 7.10(a), 7.10(b) and 7.10(c) of the Credit Agreement as of the last day of and for the Measurement Period ending December 31, 2006.

“Termination Event” has the meaning specified for that term in paragraph (a) of Section 4.

“Termination Notice” has the meaning specified for that term in paragraph (c) of Section 4.

(b)             Forbearance.  The Lenders hereby agree with the Principal Companies to forbear, during (but not after) the Forbearance Period, the exercise of any and all rights and remedies to which the Lenders are or may become entitled as a direct consequence of the occurrence and continuation of Specified Events of Default.  From and after termination of the Forbearance Period, the Lenders and the Administrative Agent shall be entitled to exercise any and all rights and remedies available to the Lenders and the Administrative Agent under the Credit Agreement and the other Loan Documents as a consequence of the occurrence and continuation of any Specified Events of Default or as a consequence of the occurrence and continuation of any other Event of Default.

(c)             No Waiver of Obligations.  Nothing in paragraph (b) of this Section 3 or in any other provisions of this Agreement shall be construed as a waiver by any of the Lenders or the Administrative Agent of any promises, covenants or Obligations of the Borrower or of any of the other Loan Parties under the Credit Agreement or any other Loan Documents or as a waiver by any of the Lenders or the Administrative Agent of any Specified Events of Default.

(d)             Limitations.  The Forbearance set forth in paragraph (b) of this Section 3 shall only be applicable and shall only be effective upon the terms and subject to the conditions set forth herein in relation to the Specified Events of Default.  Forbearance hereunder shall not operate (i) as a waiver of or consent to non-compliance by the Borrower or by any of the other Loan Parties with any Sections or provisions of the Credit Agreement or of any of the other Loan Documents, including, without limitation, Section 4.2(b) of the Credit Agreement, it being expressly understood that the conditions precedent set forth in paragraph (b) of Section 4.2 of the Credit Agreement have not been waived or otherwise

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modified, (ii) as a waiver of any rights, remedies, powers or privileges of the Lenders or the Administrative Agent under the Credit Agreement or any of the other Loan Documents, except, in any case, as and to the extent otherwise expressly provided herein, or (iii) as a waiver of or consent to any Defaults under the Credit Agreement or any of the other Loan Documents.

SECTION 4.         Termination of Forbearance.

(a)           Termination Event.  The term “Termination Event” shall mean any Event of Default (other than any of the Specified Events of Default) occurring at any time after the Effective Date.

(b)           Action if Insolvency Proceeding; etc.  If any Event of Default described in Section 8.1(f) of the Credit Agreement shall at any time occur, then the Forbearance Period and all Forbearance hereunder shall automatically and immediately terminate, and the outstanding principal amount of all of the Loans and other Credit Extensions and the outstanding amount of all of the other Obligations shall automatically become and be immediately due and payable, all without notice, demand, presentment or other action of any kind.

(c)           Action if Any Other Termination Event.  If any other Termination Event shall occur for any reason, whether voluntary or involuntary, and shall be continuing, the Administrative Agent may, and upon the request of Required Lenders, the Administrative Agent shall, by giving written notice to the Borrower (a “Termination Notice”), declare (i) the Forbearance Period and all Forbearance hereunder to be terminated, whereupon the Forbearance Period and all Forbearance hereunder shall be immediately terminated, and (ii) all or any portion of the outstanding principal of the Loans or any other Obligations to be immediately due and payable, whereupon all of the unpaid principal of such Loans, other Credit Extensions and other Obligations, or, as the case may be, such portion thereof, shall become and be immediately due and payable, in each case under clause (i) and clause (ii), without any further notice, demand, presentment or other action of any kind.

(d)           Enforcement of Rights and Remedies.  Upon termination of the Forbearance Period, the Administrative Agent may, and upon the request of Required Lenders, the Administrative Agent shall, proceed to exercise or enforce any or all of the rights and remedies of the Lenders and the Administrative Agent under or in respect of the Loan Documents, the Collateral and Applicable Law, including, without limitation, any or all rights and remedies to which the Lenders and the Administrative Agent are or may become entitled as a direct consequence of the occurrence of the Specified Events of Default or as a direct consequence of the occurrence of any Termination Events.

SECTION 5.         Condition Precedent.  Each of the amendments set forth in Section 2 of this Agreement, and the Forbearance set forth in Section 3 of this Agreement, shall become and be effective in accordance with the express terms and conditions thereof on and as of the Effective Date; provided, however, that the Administrative Agent shall have received, on or prior to April 3, 2007, executed counterparts of this Agreement duly executed by a Responsible Officer of each Principal Company.

SECTION 6.         Representations and Warranties.  Each of the Principal Companies hereby represents and warrants to the Administrative Agent and the Lenders on and as of the Effective Date as follows:

(a)             Authorization; No Contravention.  The execution, delivery and performance by each Principal Company of this Agreement have been duly authorized by all necessary corporate or other organizational action, and do not and will not: (i) contravene the terms of any of such Person’s Governing Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Liens under, or require any payments to be made under (A) any Contractual Obligation (other than any of the

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Loan Documents) to which such Person is a party or affecting such Person or the Properties of such Person or any of its Subsidiaries, or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its Property is subject; or (iii) violate any Applicable Law; except in each case (other than creation of Liens referred to in clause (ii)), to the extent that any such conflict, breach, contravention or violation could not reasonably be expected to have a Material Adverse Effect.

(b)             Binding Effect.  This Agreement and the Credit Agreement (as amended hereby) have been duly executed and delivered by each of the Principal Companies.  This Agreement and the Credit Agreement (as amended hereby) constitute legal, valid and binding obligations of each of the Principal Companies, enforceable against each Principal Company in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

SECTION 7.         Ratification of Obligations; etc.

(a)             All of the agreements and Obligations of each of the Principal Companies to the Secured Parties under the Credit Agreement and the other Loan Documents and in relation to the Collateral are, by the execution and delivery of this Agreement by each of the Principal Companies, ratified, affirmed and confirmed in all respects by each of the Principal Companies.

(b)             The Principal Companies shall pay all of the reasonable out-of-pocket costs and expenses incurred by the Administrative Agent (including the Attorney Costs for the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Agreement, in each case, to the extent required under Section 10.4(a) of the Credit Agreement.

(c)             Except as and to the limited extent otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Credit Agreement and each of the other Loan Documents, and all of the rights and remedies of the Lenders and the Administrative Agent thereunder, shall remain unaltered.

SECTION 8.         Other Provisions.  This Agreement is a “Loan Document” for all purposes of the Credit Agreement, and this Agreement and the rights and obligations hereunder of each of the parties hereto shall in all respects be guaranteed by, and construed in accordance with, the laws of the State of New York.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, but all of such counterparts shall together constitute but one and the same agreement.  In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart hereof signed by each of the parties hereto.  Delivery of photocopies of the signature pages to this Agreement by facsimile shall be as effective as delivery of manually executed counterparts of this Agreement.

***Signature Pages to Amendment and Forbearance Agreement follow***

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IN WITNESS WHEREOF, the undersigned have duly executed this AMENDMENT AND FORBEARANCE AGREEMENT as of the date first above written.

The Borrower:

WOODRIDGE LABS, INC.

By:	/s/ Antonio Rodriquez
	Name:	Antonio Rodriquez
	Title:	CFO

The Parent Company:

NEXTERA ENTERPRISES, INC.

By:	/s/ Antonio Rodriquez
	Name:	Antonio Rodriquez
	Title:	CFO

**Signature Page to Amendment and Forbearance Agreement**

***Signature Pages to Amendment and Forbearance Agreement follow***

The Administrative Agent:

NEWSTAR FINANCIAL, INC., as Administrative Agent

By:	/s/ Robert F. Milordi
	Name:	Robert F. Milordi
	Title:	Managing Director - Portfolio Management

**Signature Page to Amendment and Forbearance Agreement**

***Signature Pages to Amendment and Forbearance Agreement follow***

Sig. 2

The Lenders:

NEWSTAR CP FUNDING LLC

By:	NewStar Financial, Inc., as its designated Manager

	By:	/s/ Robert F. Milordi
		Name:	Robert F. Milordi
		Title:	Managing Director - Portfolio Management

NEWSTAR WAREHOUSE FUNDING 2005 LLC

By:	NewStar Financial, Inc., as its designated Manager

	By:	/s/ Robert F. Milordi
		Name:	Robert F. Milordi
		Title:	Managing Director - Portfolio Management

NEWSTAR COMMERCIAL LOAN TRUST 2006-1

By:	NewStar Financial, Inc., as Servicer

	By:	/s/ Robert F. Milordi
		Name:	Robert F. Milordi
		Title:	Managing Director -Portfolio Management

**Signature Page to Amendment and Forbearance Agreement**

Sig. 3